UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 333-67232

11-3618510
(I.R.S. Employer Identification Number)

960 High Road
London N12 9RY, United Kingdom
(Address of principal executive offices) (Zip Code)

011.44.8451087777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 13, 2005, the Registrant issued a press release regarding impact of Hurricane Katrina on Xfone USA, Inc., the Registrant's wholly-owned subsidiary, regarding the Gulf Coast Operations and contemplated merger with the two I-55 companies, I-55 Internet Services, Inc. and I-55 Telecommunications, LLC.

On August 22, 2005 and August 31, 2005, the Registrant filed two separate Form 8-Ks, regarding Agreements and Plans of Merger between the Registrant, Xfone USA and I-55 Internet Services and I-55 Telecommunications, each respectively.

To date, the merger of I-55 Internet Services and I-55 Telecommunications with and into XFONE USA has not been consummated. The Registrant and Xfone USA are re-evaluating the status of the mergers and the next steps to be taken based on the results of their internal assessment of the damage to I-55 Internet Services and I-55 Telecommunications from Hurricane Katrina.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit 99.1
Press Release issued by the Registrant dated September 13, 2005, headed "XFONE USA Provides Update on Gulf Coast Operations and Status of Mergers with I-55 Internet Services and I-55 Telecommunications".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc. /s/ Guy Nissenson By: Guy Nissenson President and Chief Executive Officer

Date: September 13, 2005